BNY Mellon Global Fixed Income ETF
SCHEDULE OF INVESTMENTS
August 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Asset-Backed Securities — 1.6%
United States — 1.6%
Exeter Automobile Receivables Trust, Ser. 2024-5A, Cl. C	4.64	1/15/2030		125,000	125,051
GM Financial Automobile Leasing Trust, Ser. 2026-2, Cl. A4	4.36	5/20/2030		125,000	124,329
MetroNet Infrastructure Issuer LLC, Ser. 2026-1A, Cl. A2(b)	5.27	4/20/2056		125,000	123,989
Total Asset-Backed Securities (cost $373,432)					373,369
Corporate Bonds and Notes — 20.9%
Austria — 1.0%
Volksbank Wien AG, Sub. Bonds	5.75	6/21/2034	EUR	100,000	118,815
Volksbank Wien AG, Sub. Notes	5.50	12/4/2035	EUR	100,000	118,187
					237,002
Bermuda — 1.4%
Athora Holding Ltd., Sub. Notes	5.88	9/10/2034	EUR	100,000	120,779
RLGH Finance Bermuda Ltd., Gtd. Notes	8.25	7/17/2031		200,000	218,524
					339,303
Canada — .3%
Canadian Imperial Bank of Commerce, Sr. Unscd. Bonds	4.24	9/8/2028		36,000	35,862
The Bank of Nova Scotia, Sr. Unscd. Notes	4.40	9/8/2028		48,000	47,878
					83,740
Denmark — .8%
Danske Bank A/S, Sr. Notes(b)	4.30	4/1/2028		200,000	199,717
France — 2.3%
Arkema SA, Sr. Unscd. Notes	3.50	9/9/2033	EUR	100,000	111,716
BNP Paribas SA, Sr. Notes(b)	1.90	9/30/2028		200,000	194,017
Renault SA, Sr. Unscd. Notes	3.88	9/30/2030	EUR	100,000	114,758
Suez SACA, Sr. Unscd. Notes	5.00	11/3/2032	EUR	100,000	121,364
					541,855
Germany — .5%
Aareal Bank AG, Sub. Notes	5.63	12/12/2034	EUR	100,000	119,743
Italy — 1.3%
Eni SpA, Sr. Unscd. Notes(b)	5.25	5/18/2036		200,000	193,198
Fibercop SpA, Sr. Scd. Bonds	5.38	4/15/2031	EUR	100,000	120,277
					313,475
Luxembourg — .5%
P3 Group Sarl, Sr. Unscd. Notes	3.75	4/2/2033	EUR	100,000	111,447
Netherlands — .8%
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings, Sr. Unscd. Notes	7.25	11/15/2053		40,000	42,318
JT International Financial Services BV, Gtd. Bonds	3.87	9/4/2055	EUR	129,000	146,870
					189,188
Singapore — .1%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	5.11	5/19/2043		18,000	16,466
Spain — 1.2%
Banco Santander SA, Sr. Notes	5.13	11/6/2035		200,000	191,493
Cellnex Finance Co. SA, Gtd. Notes	2.00	2/15/2033	EUR	100,000	102,141
					293,634
United Kingdom — 5.0%
Barclays PLC, Sr. Unscd. Notes	7.39	11/2/2028		200,000	205,695

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 20.9% (continued)
United Kingdom — 5.0% (continued)
British Telecommunications Ltd., Gtd. Notes	3.88	1/20/2034	EUR	106,000	120,738
HSBC Holdings PLC, Sr. Unscd. Bonds	5.73	8/14/2037		200,000	198,248
Nationwide Building Society, Sr. Notes	3.77	1/27/2036	EUR	107,000	120,652
NatWest Group PLC, Sr. Unscd. Notes	3.07	5/22/2028		200,000	197,840
Northumbrian Water Finance PLC, Gtd. Notes	6.38	10/28/2034	GBP	107,000	146,617
Standard Chartered PLC, Sr. Unscd. Notes(b)	5.69	5/14/2028		200,000	201,296
					1,191,086
United States — 5.7%
Bank of America Corp., Sr. Unscd. Notes	4.38	4/27/2028		96,000	95,882
Brown & Brown, Inc., Sr. Unscd. Notes	5.55	6/23/2035		73,000	71,373
Citigroup, Inc., Sr. Unscd. Notes	4.64	5/7/2028		72,000	72,012
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.88	1/15/2066		89,000	83,104
Exelon Corp., Sr. Unscd. Notes	5.88	3/15/2055		63,000	59,650
Global Payments, Inc., Sr. Unscd. Notes	5.55	11/15/2035		100,000	95,535
JPMorgan Chase & Co., Sr. Unscd. Notes	5.57	4/22/2028		95,000	95,583
Morgan Stanley, Sr. Unscd. Notes	5.61	7/17/2037		240,000	237,712
Pacific Gas and Electric Co., First Mortgage Bonds	6.00	5/1/2056		26,000	23,732
PG&E Corp., Jr. Sub. Notes	7.38	3/15/2055		83,000	83,471
Puget Energy, Inc., Jr. Sub. Notes	7.00	9/15/2056		35,000	35,147
Puget Energy, Inc., Jr. Sub. Notes	7.25	9/15/2056		38,000	38,111
Sierra Pacific Power Co., Jr. Sub. Notes	6.38	9/15/2056		126,000	125,537
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	5.60	6/12/2034		9,000	9,067
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.94	4/23/2028		72,000	72,160
US Bancorp, Sr. Unscd. Notes	4.55	7/22/2028		48,000	47,973
Verizon Communications, Inc., Sr. Unscd. Notes	6.00	11/30/2065		26,000	23,928
Western Alliance Bank, Sub. Notes	6.54	11/15/2035		100,000	98,464
					1,368,441
Total Corporate Bonds and Notes (cost $4,984,241)					5,005,097

Shares
Exchange-Traded Funds — 2.2%
Ireland — 2.2%
iShares China CNY Bond UCITS ETF, Cl. D (cost $528,924)	93,433	534,530

	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)
Foreign Governmental — 21.2%
Australia — 2.2%
New South Wales Treasury Corp., Govt. Gtd. Notes	2.00	3/8/2033	AUD	144,000	84,874
New South Wales Treasury Corp., Govt. Gtd. Notes	4.25	2/20/2036	AUD	129,600	83,800
Queensland Treasury Corp., Govt. Gtd. Bonds	2.00	8/22/2033	AUD	209,000	121,045
Queensland Treasury Corp., Govt. Gtd. Notes(b)	5.00	7/21/2037	AUD	181,000	121,731
Treasury Corp. of Victoria, Govt. Gtd. Notes	4.75	9/15/2036	AUD	180,000	119,924
					531,374
Austria — .6%
Austria, Sr. Unscd. Bonds(b)	2.90	2/20/2034	EUR	126,300	142,071
Belgium — .4%
Belgium, Sr. Unscd. Notes, Ser. 103(b)	3.10	6/22/2035	EUR	56,023	61,916
Belgium, Sr. Unscd. Notes, Ser. 98(b)	3.30	6/22/2054	EUR	29,871	27,508
					89,424

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 21.2% (continued)
Brazil — .0%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	10.00	1/1/2037	BRL	10,000	1,482
Canada — .3%
Canadian, Bonds	3.50	12/1/2057	CAD	119,000	76,332
Colombia — 1.1%
Colombian TES, Bonds, Ser. B	13.25	2/9/2033	COP	850,000,000	270,679
Germany — 1.9%
Bundesrepublik Deutschland Bundesanleihe, Bonds	2.90	8/15/2056	EUR	320,000	312,354
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. TWIN	2.60	5/15/2041	EUR	132,000	136,051
					448,405
Japan — 4.7%
Japan (20 Year Issue), Bonds, Ser. 156	0.40	3/20/2036	JPY	52,700,000	262,082
Japan (30 Year Issue), Bonds, Ser. 83	2.20	6/20/2054	JPY	140,650,000	597,540
Japan (40 Year Issue), Bonds, Ser. 17	2.20	3/20/2064	JPY	67,500,000	268,555
					1,128,177
Mexico — .3%
Mexican Bonos, Bonds, Ser. M	8.00	2/21/2036	MXN	1,400,000	75,822
Netherlands — .6%
Netherlands, Bonds(b)	2.50	7/15/2034	EUR	122,000	134,344
New Zealand — .1%
New Zealand, Unscd. Notes, Ser. 534	4.25	5/15/2034	NZD	63,000	36,564
Poland — .9%
Poland, Bonds, Ser. 436	5.25	4/25/2036	PLN	900,000	227,824
Portugal — .2%
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Notes, Ser. 11Y(b)	2.88	10/20/2034	EUR	43,000	47,811
Romania — .3%
Romania, Sr. Unscd. Notes(b)	5.25	5/30/2032	EUR	41,000	48,014
Romania, Sr. Unscd. Notes	6.75	7/11/2039	EUR	20,000	23,880
					71,894
Singapore — .2%
Singapore, Bonds	3.38	9/1/2033	SGD	45,000	38,096
Spain — 1.8%
Spain, Sr. Unscd. Bonds(b)	0.70	4/30/2032	EUR	173,000	174,241
Spain, Sr. Unscd. Notes(b)	3.45	10/31/2034	EUR	232,000	267,115
					441,356
Supranational — .8%
European Union, Sr. Unscd. Bonds, Ser. UFA	0.40	2/4/2037	EUR	230,000	191,810
Switzerland — .5%
Swiss, Bonds	2.50	3/8/2036	CHF	74,000	109,512
United Kingdom — 4.3%
United Kingdom Gilt, Bonds	4.38	7/31/2054	GBP	710,000	773,526
United Kingdom Gilt, Bonds	5.38	1/31/2056	GBP	200,000	255,617
					1,029,143
Total Foreign Governmental (cost $5,059,777)					5,092,120
U.S. Government Agencies Mortgage-Backed — 23.3%
Mortgage Pools — 23.3%
Federal Home Loan Mortgage Corp.:
2.00%, 7/1/2040-3/1/2052(c)				498,171	409,819
2.50%, 8/1/2051(c)				223,839	186,523
3.00%, 4/1/2052(c)				176,545	152,088

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
U.S. Government Agencies Mortgage-Backed — 23.3% (continued)
Mortgage Pools — 23.3% (continued)
3.50%, 4/1/2052(c)			168,542	150,958
4.50%, 1/1/2056(c)			122,938	115,783
5.00%, 11/1/2040-3/1/2056(c)			794,736	781,369
5.50%, 7/1/2040-3/1/2054(c)			1,174,302	1,185,573
Federal National Mortgage Association:
2.00%, 8/1/2041-4/1/2051(c)			451,421	370,665
2.50%, 12/1/2050(c)			217,978	180,383
3.00%, 8/1/2050(c)			174,433	152,812
4.00%, 6/1/2052(c)			124,357	114,733
4.50%, 12/1/2055(c)			144,119	135,414
5.00%, 12/1/2040-10/1/2052(c)			370,050	364,295
5.50%, 10/1/2053-7/1/2056(c)			703,493	700,284
6.00%, 3/1/2056(c)			194,421	197,851
Government National Mortgage Association II:
4.00%, 1/20/2055			213,922	193,395
4.50%, 7/20/2052			207,845	197,744
Total U.S. Government Agencies Mortgage-Backed (cost $5,621,756)				5,589,689
U.S. Treasury Securities — 27.3%
U.S. Treasury Bonds	4.75	5/15/2055	881,000	815,028
U.S. Treasury Bonds	4.75	2/15/2056	820,000	759,397
U.S. Treasury Bonds	5.13	8/15/2056	450,000	442,371
U.S. Treasury Notes	3.88	7/31/2030	1,000,000	979,199
U.S. Treasury Notes	4.13	6/30/2028	878,000	874,793
U.S. Treasury Notes	4.13	5/31/2031	500,000	492,207
U.S. Treasury Notes	4.13	6/30/2031	386,500	380,371
U.S. Treasury Notes	4.13	2/15/2036	660,000	629,681
U.S. Treasury Notes	4.38	5/15/2036	1,200,000	1,166,157
Total U.S. Treasury Securities (cost $6,568,170)				6,539,204

	1-Day Yield (%)	Shares
Investment Companies — 2.3%
Registered Investment Companies — 2.3%
BNY Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares(d) (cost $559,721)	3.64	559,721	559,721
Total Investments (cost $23,692,034)		98.8%	23,690,881
Cash and Receivables (Net)		1.2%	286,695
Net Assets		100.0%	23,977,576

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
COP—Colombian Peso
ETF—Exchange-Traded Fund
EUR—Euro
GBP—British Pound

JPY—Japanese Yen
MXN—Mexican Peso
NZD—New Zealand Dollar
PLN—Polish Zloty
SGD—Singapore Dollar
USD—United States Dollar

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2026, these securities amounted to $1,936,968 or 8.1% of net assets.

(c)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
5 Year U.S. Treasury Note	10	12/31/2026	1,060,680	1,057,031	(3,649)
10 Year U.S. Treasury Note	2	12/21/2026	216,426	215,313	(1,113)
Australian 10-Year Bond	7	9/15/2026	539,111(a)	536,846	(2,265)
Canadian 10 Year Bond	5	12/18/2026	422,251(a)	422,815	564
Euro-Bobl	8	9/8/2026	1,058,193(a)	1,052,827	(5,366)
Euro-BTP	4	9/8/2026	539,472(a)	535,009	(4,463)
Euro-Bund	1	12/8/2026	142,198(a)	142,197	(1)
Euro-Buxl 30 Year Bond	6	9/8/2026	745,793(a)	722,436	(23,357)
Euro-OAT	16	9/8/2026	2,161,510(a)	2,151,001	(10,509)
Euro-Schatz	14	9/8/2026	1,714,572(a)	1,712,273	(2,299)
Japanese 10 Year Bond	1	9/14/2026	794,482(a)	788,545	(5,937)
U.S. Treasury Long-Term Bond	10	12/21/2026	1,083,714	1,086,250	2,536
Futures Short
Euro-Bund	28	9/8/2026	4,040,634(a)	4,008,828	31,806
Long Gilt	1	12/29/2026	116,733(a)	116,719	14
Ultra 10 Year U.S. Treasury Note	16	12/21/2026	1,753,722	1,750,750	2,972
Ultra U.S. Treasury Bond	22	12/21/2026	2,411,084	2,420,688	(9,604)
Gross Unrealized Appreciation					37,892
Gross Unrealized Depreciation					(68,563)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Call Options:
Swaption Receiver Markit CDX North America Investment Grade Index Series 46, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Morgan Stanley & Co. LLC	0.53	9/17/2026	2,450,000		(2,440)
Swaption Receiver Markit iTraxx Europe Index Series 45, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Barclays Capital, Inc.	0.53	9/17/2026	1,800,000	EUR	(1,844)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Options Written (continued)
Description/Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 46, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Morgan Stanley & Co. LLC	0.53	9/17/2026	2,450,000		(869)
Swaption Payer Markit iTraxx Europe Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Barclays Capital, Inc.	0.53	9/17/2026	1,800,000	EUR	(941)
Total Options Written (premiums received $12,621)					(6,094)

EUR—Euro

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Euro	139,000	United States Dollar	162,176	9/4/2026	(696)
United States Dollar	38,289	Singapore Dollar	49,000	9/4/2026	(270)
Australian Dollar	109,000	United States Dollar	78,260	9/11/2026	(163)
Australian Dollar	73,000	United States Dollar	52,438	9/11/2026	(134)
Canadian Dollar	23,000	United States Dollar	16,440	9/11/2026	163
Swiss Franc	49,000	United States Dollar	60,533	9/11/2026	159
Swiss Franc	6,776	United States Dollar	8,417	9/11/2026	(24)
Euro	13,000	United States Dollar	15,088	9/11/2026	18
British Pound	13,000	United States Dollar	17,731	9/11/2026	(116)
New Zealand Dollar	20,299	Australian Dollar	17,000	9/11/2026	(167)
United States Dollar	154,071	Canadian Dollar	217,000	9/11/2026	(2,578)
United States Dollar	122,922	Japanese Yen	20,053,000	9/11/2026	(2,715)
United States Dollar	41,674	British Pound	31,000	9/11/2026	(332)
United States Dollar	54,744	Swiss Franc	44,000	9/11/2026	245
United States Dollar	17,647	New Zealand Dollar	30,000	9/11/2026	(108)
United States Dollar	16,360	British Pound	12,000	9/11/2026	100
United States Dollar	1,082	Canadian Dollar	1,499	9/11/2026	(0)
United States Dollar	14,866	New Zealand Dollar	25,000	9/11/2026	70
United States Dollar	17,668	British Pound	13,000	9/11/2026	53
Deutsche Bank AG
British Pound	58,000	United States Dollar	78,824	9/4/2026	(233)
United States Dollar	601,289	Australian Dollar	857,000	9/4/2026	(12,801)
Canadian Dollar	105,000	United States Dollar	75,691	9/11/2026	107
Euro	67,855	United States Dollar	77,464	9/11/2026	1,387
Euro	36,214	United States Dollar	42,336	9/11/2026	(254)
Euro	35,574	United States Dollar	41,633	9/11/2026	(295)
British Pound	21,271	United States Dollar	28,578	9/11/2026	245
Japanese Yen	25,059,307	United States Dollar	157,263	9/11/2026	(260)
Norwegian Krone	184,000	United States Dollar	19,025	9/11/2026	665
United States Dollar	14,632	British Pound	11,000	9/11/2026	(274)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Deutsche Bank AG (continued)
United States Dollar	18,075	Australian Dollar	26,000	9/11/2026	(554)
United States Dollar	119,975	Euro	104,000	9/11/2026	(878)
United States Dollar	28,816	Euro	25,000	9/11/2026	(235)
United States Dollar	42,328	Norwegian Krone	395,000	9/11/2026	60
United States Dollar	41,654	Swedish Krona	394,000	9/11/2026	491
Goldman Sachs & Co. LLC
Australian Dollar	102,000	United States Dollar	72,591	9/4/2026	498
United States Dollar	236,662	Polish Zloty	883,000	9/4/2026	(290)
United States Dollar	1,195,404	Japanese Yen	186,890,000	9/4/2026	25,140
United States Dollar	110,322	Swiss Franc	89,000	9/4/2026	172
United States Dollar	36,968	New Zealand Dollar	63,000	9/4/2026	(310)
United States Dollar	1,273,392	British Pound	948,000	9/4/2026	(11,150)
United States Dollar	3,209,172	Euro	2,783,000	9/4/2026	(23,923)
United States Dollar	193,724	Euro	168,000	9/4/2026	(1,447)
Australian Dollar	84,000	New Zealand Dollar	100,429	9/11/2026	748
Australian Dollar	82,000	United States Dollar	58,993	9/11/2026	(241)
Canadian Dollar	38,000	United States Dollar	27,093	9/11/2026	338
Canadian Dollar	69,000	United States Dollar	49,560	9/11/2026	250
Canadian Dollar	59,000	United States Dollar	42,387	9/11/2026	204
Canadian Dollar	64,000	United States Dollar	46,542	9/11/2026	(341)
Swiss Franc	49,000	United States Dollar	60,140	9/11/2026	552
Swiss Franc	18,116	United States Dollar	22,509	9/11/2026	(70)
Euro	129,000	United States Dollar	147,877	9/11/2026	2,028
Euro	77,000	United States Dollar	88,436	9/11/2026	1,042
Euro	18,000	United States Dollar	20,855	9/11/2026	62
Euro	149,786	United States Dollar	175,247	9/11/2026	(1,188)
Euro	72,426	United States Dollar	84,739	9/11/2026	(576)
British Pound	21,000	United States Dollar	28,200	9/11/2026	256
British Pound	3,729	United States Dollar	5,011	9/11/2026	42
Japanese Yen	54,144,693	United States Dollar	339,312	9/11/2026	(81)
Japanese Yen	13,704,000	United States Dollar	86,749	9/11/2026	(890)
Swedish Krona	122,000	United States Dollar	12,551	9/11/2026	194
Swedish Krona	571,005	Norwegian Krone	561,000	9/11/2026	(376)
United States Dollar	216,459	Euro	190,000	9/11/2026	(4,330)
United States Dollar	89,124	British Pound	67,000	9/11/2026	(1,662)
United States Dollar	25,035	Euro	22,000	9/11/2026	(530)
United States Dollar	83,938	Japanese Yen	13,696,000	9/11/2026	(1,872)
United States Dollar	59,725	Swiss Franc	48,000	9/11/2026	272
United States Dollar	49,621	Euro	43,000	9/11/2026	(347)
United States Dollar	12,619	Japanese Yen	1,985,000	9/11/2026	182
United States Dollar	172,514	Euro	149,000	9/11/2026	(631)
United States Dollar	12,296	Norwegian Krone	116,000	9/11/2026	(117)
United States Dollar	23,973	Swedish Krona	228,000	9/11/2026	153
United States Dollar	24,031	Swedish Krona	228,000	9/11/2026	211
United States Dollar	43,161	Japanese Yen	6,871,000	9/11/2026	113

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	24,142	Swedish Krona	230,000	9/11/2026	113
United States Dollar	33,969	British Pound	25,000	9/11/2026	93
United States Dollar	28,214	Japanese Yen	4,497,000	9/11/2026	39
United States Dollar	23,302	Euro	20,000	9/11/2026	61
HSBC Securities (USA), Inc.
Euro	28,000	United States Dollar	32,325	9/4/2026	203
United States Dollar	86,971	Canadian Dollar	122,000	9/4/2026	(1,071)
United States Dollar	27,674	Euro	24,000	9/4/2026	(207)
United States Dollar	291,310	Colombian Peso	946,845,000	9/10/2026	(1,757)
Australian Dollar	25,000	United States Dollar	17,568	9/11/2026	344
Swiss Franc	20,000	United States Dollar	24,786	9/11/2026	(14)
Swiss Franc	16,000	United States Dollar	20,032	9/11/2026	(214)
Euro	43,145	United States Dollar	49,269	9/11/2026	867
Euro	52,000	United States Dollar	60,028	9/11/2026	398
Euro	141,000	United States Dollar	163,006	9/11/2026	843
Japanese Yen	13,687,000	United States Dollar	87,518	9/11/2026	(1,766)
New Zealand Dollar	101,885	Australian Dollar	85,000	9/11/2026	(603)
New Zealand Dollar	22,000	United States Dollar	12,934	9/11/2026	87
New Zealand Dollar	29,000	United States Dollar	17,324	9/11/2026	(161)
United States Dollar	135,027	Canadian Dollar	189,000	9/11/2026	(1,409)
United States Dollar	65,789	Swiss Franc	53,000	9/11/2026	143
United States Dollar	12,837	New Zealand Dollar	22,000	9/11/2026	(184)
United States Dollar	23,957	Swedish Krona	227,000	9/11/2026	242
United States Dollar	103,934	Canadian Dollar	144,000	9/11/2026	(17)
Morgan Stanley & Co. LLC
United States Dollar	76,982	Mexican Peso	1,336,000	9/4/2026	(1,598)
United States Dollar	531,297	Chinese Yuan Renminbi	3,580,000	9/4/2026	(1,759)
Canadian Dollar	83,108	Norwegian Krone	564,000	9/11/2026	(358)
Swiss Franc	49,000	United States Dollar	60,668	9/11/2026	23
Swiss Franc	22,108	United States Dollar	27,466	9/11/2026	(83)
Euro	66,000	United States Dollar	76,671	9/11/2026	24
New Zealand Dollar	124,000	United States Dollar	71,788	9/11/2026	1,599
New Zealand Dollar	102,000	Australian Dollar	85,058	9/11/2026	(577)
United States Dollar	219,671	Swiss Franc	179,000	9/11/2026	(2,039)
United States Dollar	105,498	Australian Dollar	151,000	9/11/2026	(2,692)
United States Dollar	14,421	Swedish Krona	140,000	9/11/2026	(205)
United States Dollar	12,621	Swedish Krona	122,000	9/11/2026	(125)
United States Dollar	85,773	Japanese Yen	13,497,000	9/11/2026	1,211
United States Dollar	25,247	New Zealand Dollar	43,000	9/11/2026	(202)
United States Dollar	123,760	Euro	106,000	9/11/2026	583

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
United States Dollar	68,178	Canadian Dollar	94,501	9/11/2026	(41)
United States Dollar	29,591	Norwegian Krone	277,000	9/11/2026	(50)
Gross Unrealized Appreciation					43,093
Gross Unrealized Depreciation					(90,591)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit iTraxx Europe Senior Financial Index Series 45, Paid 3 Month Fixed Rate of 1.00%	6/20/2031	7,259,676	(163,546)	(149,382)	(14,164)
Sold Contracts:(c)
Markit iTraxx Europe Index Series 45, Received 3 Month Fixed Rate of 1.00%	6/20/2031	(8,246,992)	195,819	181,275	14,544
Gross Unrealized Appreciation					14,544
Gross Unrealized Depreciation					(14,164)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
GBP - 12 Month SONIA at Maturity	GBP - 12 Month Fixed at 4.57%	7/27/2036	1,002,696	7,126	323	6,803
EUR - 12 Month Fixed at 3.17%	EUR - 6 Month EURIBOR at Maturity	7/29/2036	708,544	(8,682)	—	(8,682)
EUR - 12 Month Fixed at 3.17%	EUR - 6 Month EURIBOR at Maturity	7/29/2036	1,415,927	(17,543)	(1,390)	(16,153)
SEK - 3 Month STIBOR at Maturity	SEK - 12 Month Fixed at 3.06%	7/29/2036	696,413	7,312	—	7,312
KRW - 3 Month Fixed at 3.99%	KRW - Korean Bond Rate for 91-day CDs at Maturity	8/10/2036	1,022,943	(5,046)	—	(5,046)
EUR - 12 Month Fixed at 97.26%	EUR - CPTFEMU at Maturity	7/29/2056	413,511	(5,055)	(1,241)	(3,814)
EUR - 6 Month EURIBOR at Maturity	EUR - 12 Month Fixed at 3.25%	7/29/2056	641,175	19,801	—	19,801
GBP - 12 Month Fixed at 157.05%	GBP - UKRPI at Maturity	7/29/2056	543,353	(8,826)	(704)	(8,122)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Centrally Cleared Interest Rate Swaps (continued)
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
USD - CPURNSA at Maturity	USD - 12 Month Fixed at 99.38%	7/29/2056	1,113,000	4,077	(975)	5,052
Gross Unrealized Appreciation						38,968
Gross Unrealized Depreciation						(41,817)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EURIBOR—Euro Interbank Offered Rate
KRW—South Korean Won
SONIA—Sterling Overnight Index Average
STIBOR—Stockholm Interbank Offered Rate
UKRPI—UK RPI All Items NSA
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Fixed Income ETF
August 31, 2026 (Unaudited)
The following is a summary of the inputs used as of August 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	373,369	—	373,369
Corporate Bonds and Notes	—	5,005,097	—	5,005,097
Exchange-Traded Funds	534,530	—	—	534,530
Foreign Governmental	—	5,092,120	—	5,092,120
U.S. Government Agencies Mortgage-Backed	—	5,589,689	—	5,589,689
U.S. Treasury Securities	—	6,539,204	—	6,539,204
Investment Companies	559,721	—	—	559,721
	1,094,251	22,599,479	—	23,693,730
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	43,093	—	43,093
Futures††	37,892	—	—	37,892
Swap Agreements††	—	14,544	—	14,544
	37,892	57,637	—	95,529
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(90,591)	—	(90,591)
Futures††	(68,563)	—	—	(68,563)
Options Written	—	(6,094)	—	(6,094)
Swap Agreements††	—	(14,164)	—	(14,164)
	(68,563)	(110,849)	—	(179,412)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
BNY Mellon ETF Trust II’s (the “Trust”) Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio of investments, subject to the Board’s oversight.
Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for debt securities and instruments are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. Overnight and certain other short-term debt securities and instruments (excluding Treasury Bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the valuation designee, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined not to reflect fair value accurately, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the valuation designee using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Generally, over-the-counter (“OTC”) option contracts are valued by the Service and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at August 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including , as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2026 are set forth in the fund’s Schedule of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the underlying price of the instrument above the strike price, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
Purchased and written options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options written open at August 31, 2026 are set forth in the Schedule of Investments. As of August 31, 2026, there was no options purchased outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at August 31, 2026 are set forth in the Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at August 31, 2026 which are set forth in the Schedule of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Schedule of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at August 31, 2026 are set forth in the Schedule of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Schedule of Investments and disclosures within this Note.
At August 31, 2026, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $76,402, consisting of $225,065 gross unrealized appreciation and $301,467 gross unrealized depreciation.
At August 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).